EXHIBIT 99.2

                          FAN CLUB ENTERTAINMENT, INC.
                          (A Development Stage Company)

                              Financial Statements
             Period March 1, 2003 (Inception) through June 30, 2003

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INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of FAN CLUB ENTERTAINMENT, INC.:

We have audited the accompanying balance sheet of FAN CLUB ENTERTAINMENT, INC. as of June 30, 2003, and the related statements of operations, shareholders' equity and cash flows for the period March 1, 2003 (inception) through June 30, 2003, expressed in Japanese yen. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of FAN CLUB ENTERTAINMENT, INC. as of June 30, 2003, and the results of its operations and its cash flows for the period March 1, 2003 through June 30, 2003 in conformity with accounting principles generally accepted in the United States of America.



/S/ BDO Sanyu & Company


Tokyo, Japan
September 26, 2003

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FAN CLUB ENTERTAINMENT, INC.
(A Development Stage Company)

BALANCE SHEET
JUNE 30, 2003
________________________________________________________________________________

                                                                           (Yen)
ASSETS

  CURRENT ASSETS:
   Cash and cash in banks .....................................  (Y)  7,698,302
   Prepaid expenses ...........................................         525,000
   Other current assets .......................................          84,605
                                                                 --------------
        Total current assets ..................................       8,307,907
                                                                 --------------

TOTAL ASSETS ..................................................  (Y)  8,307,907
                                                                 ==============


See accompanying notes to financial statements.

                                                                     (Continued)

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FAN CLUB ENTERTAINMENT, INC.
(A Development Stage Company)

BALANCE SHEET
JUNE 30, 2003
________________________________________________________________________________

                                                                           (Yen)
LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES ...................................................               -

SHAREHOLDERS' EQUITY:
   Common stock, without par value:
     Authorized - 800,000 shares;
     Issued and outstanding - 20,000 shares ...................  (Y) 10,000,000

   Deficit accumulated during the development stage ...........      (1,692,093)
                                                                 --------------
        Shareholders' equity ..................................       8,307,907
                                                                 --------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ....................  (Y)  8,307,907
                                                                 ==============


See accompanying notes to financial statements.

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FAN CLUB ENTERTAINMENT, INC.
(A Development Stage Company)

STATEMENT OF OPERATIONS
PERIOD MARCH 1, 2003 (INCEPTION) THROUGH JUNE 30, 2003
________________________________________________________________________________

                                                                           (Yen)

GENERAL AND ADMINISTRATIVE EXPENSES ...........................  (Y)  1,524,235
                                                                 --------------

OPERATING LOSS ................................................       1,524,235

OTHER EXPENSES:
     Origination costs ........................................         167,858
                                                                 --------------

LOSS BEFORE INCOME TAXES ......................................       1,692,093

INCOME TAXES                                                                  -
                                                                 --------------

NET LOSS ......................................................  (Y)  1,692,093
                                                                 ==============


See accompanying notes to financial statements.

                                     - 5 -
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FAN CLUB ENTERTAINMENT, INC.
(A Development Stage Company)

STATEMENT OF SHAREHOLDERS' EQUITY
PERIOD MARCH 1, 2003 (INCEPTION) THROUGH JUNE 30, 2003
________________________________________________________________________________

                                                                           (Yen)

                                Common Stock
                           ---------------------   Accumulated   Shareholders'
                           Shares     Amount         Deficit        Equity
                           ------  -------------  -------------  -------------

Issuance of common stock
   to founders ..........  20,000  (Y)10,000,000  (Y)         -  (Y)10,000,000

   Net loss .............       -              -     (1,692,093)    (1,692,093)
                           ------  -------------  -------------  -------------

BALANCE, June 30, 2003 ..  20,000  (Y)10,000,000  (Y)(1,692,093) (Y) 8,307,707
                           ======  =============  =============  =============


See accompanying notes to financial statements.

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FAN CLUB ENTERTAINMENT, INC.
(A Development Stage Company)

STATEMENT OF CASH FLOWS
PERIOD MARCH 1, 2003 (INCEPTION) THROUGH JUNE 30, 2003
________________________________________________________________________________

                                                                           (Yen)

OPERATING ACTIVITIES:
   Net loss ...................................................  (Y) (1,692,093)
   Adjustments to reconcile net loss to net
     cash used in operating activities:
       Changes in operating assets and liabilities:
         Prepaid expenses .....................................        (525,000)
         Other current assets .................................         (84,605)
                                                                 --------------
           Net cash used in operating activities ..............      (2,301,698)
                                                                 --------------
INVESTING ACTIVITIES:
           Net cash provided by (used in) investing activities                -
                                                                 --------------
FINANCING ACTIVITIES:
   Sale of common stock to founders ...........................      10,000,000
                                                                 --------------
           Net cash provided by financing activities ..........      10,000,000
                                                                 --------------
NET INCREASE IN CASH AND CASH EQUIVALENTS .....................      (7,698,302)

CASH AND CASH IN BANKS, BEGINNING OF PERIOD ...................               -
                                                                 --------------

CASH AND CASH IN BANKS, END OF PERIOD .........................  (Y)  7,698,302
                                                                 ==============


See accompanying notes to financial statements.

                                     - 7 -
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FAN CLUB ENTERTAINMENT, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
PERIOD MARCH 1, 2003 (INCEPTION) THROUGH JUNE 30, 2003
________________________________________________________________________________

1.    BUSINESS ORGANIZATION

      FAN CLUB ENTERTAINMENT, INC. (the "Company") was incorporated on March 1, 2003 in Tokyo, Japan, to provide a variety of information-related services. Until June 30, 2003, the Company has not commenced any business activities.

2.    BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation - The Company maintains its records in accordance with accounting principles generally accepted in Japan ("Japanese GAAP"). Certain adjustments and reclassifications have been made in the accompanying financial statements to conform with accounting principles generally accepted in the United States of America ("U.S. GAAP"). These adjustments were not recorded in the statutory Japanese GAAP books of account

      Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Income Taxes - Deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on recorded deferred income taxes of a change in tax laws or rates is recognized in income in the period that includes the enactment date. To the extent that available evidence about the future raises doubt about the realization of a deferred income tax asset, a valuation allowance is established.

3.    RELATED PARTY TRANSACTIONS

      The Company is located in the office of CYBERBRED, INC. which subleases a part of its office space to the Company. Kazunori Ito, CEO of FAN CLUB ENTERTAINMENT, INC., has been CEO of both CYBERBRED, INC. and CYBER HOLDINGS, INC., the sole shareholder of the Company. Further, he has owned 41.9% and 100% of equity interest in CYBERBRED, INC. and CYBER HOLDINGS, INC., respectively. The Company paid rent of(Y)1,500 thousand to CYBERBRED, INC. for the period through June 30, 2003.

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4.    INCOME TAXES

      The Company is subject to a number of different income taxes that, in aggregate, result in a statutory tax rate in Japan of approximately 40%. The Company has net operating loss carryovers of approximately (Y)1,600 thousand which expire in 2008. The Company analyzes its deferred tax assets with regards to potential realization. The Company has established a full valuation allowance on its deferred tax assets based on management's determination that it is more likely than not that the deferred tax asset will not be realized based upon the uncertainty of their realization.

5.    SUBSEQUENT EVENTS

      On July 17, 2003, the Company issued 268,000 new shares of common stock at(Y)500 per share to CYBER HOLDINGS, INC. for a total of(Y)134 million. On August 5, 2003, IA GLOBAL, INC., a U.S. corporation acquired the 268,000 shares of the Company from CYBER HOLDINGS, INC.

      On July 28, 2003, the Company entered into a service agreement with CYBERBRED, INC. and paid a contract fee of (Y)105 million under the agreement. Under the agreement, the Company is entrusted the operation of "Marvel Fan Club" by CYBERBRED, INC., and will provide publishing and website management related to Marvel Fan Club and receive commission from CYBERBRED, INC.


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